Fees Summary	Oct. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 883,625,000.00
Previously Paid Amount	0.00
Total Fee Amount	122,028.61
Total Offset Amount	0.00
Net Fee	$ 122,028.61
Final Prospectus	false